UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No.      )
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Filed by a Party other than the Registrant ☐
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☐	Preliminary Proxy Statement

☐	Confidential, for use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12
WEC Energy Group, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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ADDITIONAL INFORMATION REGARDING THE 2020 ANNUAL MEETING OF
STOCKHOLDERS TO BE HELD ON WEDNESDAY, MAY 6, 2020

The following Notice of Change of Location of Annual Meeting of Stockholders (this “Notice”) relates to the Notice of 2020 Annual Meeting of Stockholders of WEC Energy Group, Inc. (the “Company”), dated March 25, 2020, furnished to stockholders of the Company in connection with the solicitation of proxies by the Board of Directors of the Company for use at the Annual Meeting of Stockholders to be held on Wednesday, May 6, 2020. This Notice is being filed with the Securities and Exchange Commission and made available to stockholders on or about April 20, 2020.

THIS NOTICE SHOULD BE READ IN CONJUNCTION WITH THE PROXY STATEMENT

NOTICE OF CHANGE OF LOCATION
OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON MAY 6, 2020
Due to the public health and safety concerns related to the coronavirus (COVID-19) pandemic and recommendations and orders from federal and state authorities, NOTICE IS HEREBY GIVEN that the location of the 2020 Annual Meeting of Stockholders (the “Annual Meeting”) of WEC Energy Group, Inc. (the “Company”) has been changed. The Annual Meeting will be held solely by remote communication in a virtual-only format. Stockholders will not be able to attend the Annual Meeting in person. The previously announced date and time of the Annual Meeting (Wednesday, May 6, 2020 at 1:30 p.m. Central Time/ 2:30 p.m. Eastern Time) has not changed. The Company expects to return to an in-person stockholder meeting format in the future.
As described in the proxy materials for the Annual Meeting that were previously distributed, you are entitled to vote at the Annual Meeting if you were a stockholder as of the close of business on February 26, 2020, the record date, or if you hold a valid legal proxy issued by your broker or bank.
Attending the Annual Meeting as a Stockholder
Registered Stockholders. If you are a registered stockholder, you can attend the Annual Meeting by accessing www.meetingcenter.io/268338791 and entering the control number on the Proxy Card or Notice of Availability of Proxy Materials you previously received and the meeting password, WEC2020.
Beneficial Owners. If you are a beneficial owner who holds your shares through an intermediary, such as a broker or bank, you must obtain a control number in advance to vote during the meeting. To obtain a control number, you must submit proof of your legal proxy issued by your broker or bank by sending a copy of your legal proxy, along with your name and email address, to Computershare via email at legalproxy@computershare.com. Requests for a control number must be labeled as "Legal Proxy" and must be received by Computershare no later than 4:00 p.m. Central Time/ 5:00 p.m. Eastern Time, on April 30, 2020. Beneficial owners who timely submit proof of their legal proxy will receive a confirmation email from Computershare that includes their control number. You can then attend the Annual Meeting by accessing www.meetingcenter.io/268338791 and entering the control number and meeting password, WEC2020.
Asking Questions. Stockholders of record or registered beneficial owners can submit questions once logged into the meeting website by clicking on the message icon at the top of the page. To return to the main page, click the “i” icon at the top of the screen.
Voting Shares. If you have already voted, you do not need to take any action unless you wish to change your vote. The proxy card included with the proxy materials previously distributed will not be updated to reflect the change in location and may continue to be used to vote your shares in connection with the Annual Meeting. If you have not already voted your shares in advance, you will be able to vote your shares electronically during the Annual Meeting.
Stockholder List. A list of stockholders of record will be available during the Annual Meeting for inspection by stockholders on the meeting website.

Attending the Annual Meeting as a Guest
If you would like to enter the meeting as a guest in listen-only mode, click on the “I am a guest” button after accessing www.meetingcenter.io/268338791 and enter the information requested on the following screen. Please note you will not have the ability to ask questions, vote, or view the stockholder list during the meeting if you participate as a guest.
Technical Assistance
Technical assistance will be available during the Annual Meeting by clicking on “Technical Support” once logged into the meeting website.
Whether or not you plan to attend the Annual Meeting, we urge you to vote and submit your proxy in advance of the Annual Meeting using one of the methods described in the proxy materials. The Company’s 2020 Proxy Statement and the 2019 Annual Report to Stockholders are available at www.envisionreports.com/wec.

News
WEC Energy Group, Inc.
231 W. Michigan St.
Milwaukee, WI 53203

Media Line 414-221-4444
Fax 414-221-2821

From: Brian Manthey (news media)
414-221-4444
brian.manthey@wecenergygroup.com

Beth Straka (investment community)
414-221-4639
beth.straka@wecenergygroup.com

April 20, 2020

WEC Energy Group changes 2020 Annual Meeting to virtual format

MILWAUKEE — WEC Energy Group (NYSE: WEC) announced today that the company will hold a virtual-only 2020 Annual Meeting on Wednesday, May 6, at 1:30 p.m. Central/2:30 p.m. Eastern time.

The meeting was originally scheduled to be held at the New York Stock Exchange. However, the company announced last month that its plans would need to change because of the COVID-19 pandemic.

Accessing the virtual meeting

Online access to the 2020 Annual Meeting will open at 1 p.m. Central/2 p.m. Eastern time.

Registered stockholders as of Feb. 26, 2020, or beneficial owners holding a valid legal proxy from their bank or broker may participate in the 2020 Annual Meeting by accessing www.meetingcenter.io/268338791 and entering their control number and the meeting password. These individuals will be able to ask questions and vote online.

Guests may access the virtual meeting in listen-only mode by selecting "I am a guest" after accessing www.meetingcenter.io/268338791. No control number is required. Guests will not have the ability to vote or ask questions.

For more information about the virtual meeting, please refer to the company's Additional Proxy Soliciting Materials. These materials were filed with the Securities and Exchange Commission on April 20, 2020, which can be accessed at https://investor.wecenergygroup.com/investors/financial-info/sec-filings/default.aspx.

WEC Energy Group (NYSE: WEC), based in Milwaukee, is one of the nation's premier energy companies, serving 4.5 million customers in Wisconsin, Illinois, Michigan and Minnesota.

The company's principal utilities are We Energies, Wisconsin Public Service, Peoples Gas, North Shore Gas, Michigan Gas Utilities, Minnesota Energy Resources and Upper Michigan Energy *Resources. The company's other major subsidiary, We Power, de*signs, builds and owns electric generating plants.

WEC Energy Group (wecenergygroup.com) is a Fortune 500 company and a component of the S&P 500. The company has approximately 45,000 stockholders of record, 7,500 employees and $35 billion of assets.

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